UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2015

Commission file number 001-32953

ATLAS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	43-2094238
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Introductory Note

On February 27, 2015, Atlas Energy, L.P. (the “Partnership”) was acquired by Targa Resources Corp. (“TRC”), pursuant to the Agreement and Plan of Merger (the “ATLS Merger Agreement”), by and among TRC, Trident GP Merger Sub LLC, a subsidiary of TRC (“Merger Sub”), the Partnership and the Partnership’s general partner (“Partnership GP”). Pursuant to the ATLS Merger Agreement, Merger Sub merged with and into the Partnership, with the Partnership continuing as the surviving entity and a subsidiary of TRC (the “Merger”). At the effective time of the Merger, the Partnership distributed all of its right, title and interest in the equity securities of Partnership GP to TRC. The foregoing description of the ATLS Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the ATLS Merger Agreement, which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2014 and incorporated herein by reference.

On February 27, 2015, effective immediately following the consummation of the Merger, Atlas Pipeline Partners, L.P. (“APL”), the general partner of which is owned by the Partnership, was acquired by Targa Resources Partners LP (“TRP”), pursuant to the Agreement and Plan of Merger (the “APL Merger Agreement”), by and among TRC, TRP, Targa Resources GP LLC, Trident MLP Merger Sub LLC, a subsidiary of TRC (“MLP Merger Sub”), the Partnership, APL and APL’s general partner (“APL GP”). Pursuant to the APL Merger Agreement, MLP Merger Sub merged with and into APL, with APL continuing as the surviving entity and a subsidiary of TRP (the “APL Merger”). Immediately prior to the effective time of the APL Merger, but following the effective time of the Merger, the Partnership distributed all of the equity interests in APL GP to TRC, which immediately thereafter contributed such interests to TRP. The foregoing description of the APL Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the APL Merger Agreement, which is filed as Exhibit 2.2 to the Partnership’s Current Report on Form 8-K filed with the SEC on October 16, 2014 and incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

On February 26, 2015, the Partnership, and Partnership GP entered into the following agreements with Atlas Energy Group, LLC (“ATLS”):

•	Separation and Distribution Agreement; and

•	Employee Matters Agreement.

A summary of certain material features of the agreements can be found in the section entitled “Certain Relationships and Related Person Transactions” in ATLS’s Information Statement, filed as Exhibit 99.2 to the Partnership’s Current Report on Form 8-K filed with the SEC on February 10, 2015, and is incorporated herein by reference. The summary is qualified in its entirety by reference to the complete terms and conditions of the Separation and Distribution Agreement and the Employee Matters Agreement attached hereto as Exhibits 2.1 and 2.2, respectively.

Item 1.02	Termination of Material Definitive Agreement.

The information provided in the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

On February 27, 2015, in connection with the completion of the Merger, the Partnership terminated the Amended and Restated Credit Agreement, dated as of July 31, 2013 (as amended, restated, supplemented or otherwise modified), among the Partnership, each lender from time to time party thereto and Wells Fargo, NA, as administrative agent (the “Credit Agreement”), and repaid all amounts outstanding under the Secured Term Loan Credit Agreement, dated as of July 31, 2013 (as amended, restated, supplemented or otherwise modified), among the Partnership, each lender from time to time party thereto and Deutsche Bank AG New York Branch, as administrative agent (the “Term Loan”). Effective upon such repayment, the Credit Agreement, the Term Loan and all related loan documents and security interests were terminated and released and became null and void.

On February 27, 2015, in connection with the completion of the APL Merger, APL repaid all amounts outstanding under the Second Amended and Restated Credit Agreement, dated as of August 28, 2014 (as amended, restated, supplemented or otherwise modified), among APL, Wells Fargo Bank, NA, as administrative and the lenders party thereto (the “APL Credit Agreement”). Effective upon such repayment, the APL Credit Agreement and all related loan documents and security interests were terminated and released and became null and void.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

On February 27, 2015, effective immediately prior to the consummation of the Merger, the Partnership completed the previously announced distribution of 100% of the common units representing limited liability company interests of ATLS (“ATLS Common Units”) to the Partnership’s unitholders (the “Distribution”). As a result of the Distribution, ATLS is now an independent public company whose common units are listed and trading under the symbol “ATLS” on the New York Stock Exchange (the “NYSE”). The Distribution was made to the Partnership’s unitholders of record as of the close of business on February 25, 2015 (the “Record Date”), and such unitholders received one ATLS Common Unit for every two common units representing limited partnership interests in the Partnership held as of close of business on the Record Date.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing.

The information provided in the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

On February 27, 2015, the Partnership notified the NYSE of the effectiveness of the Merger, pursuant to which each Partnership Unit was converted into the right to receive the Merger Consideration (as defined below). Trading of the Partnership Units on the NYSE was suspended before the opening of trading on March 2, 2015. In addition, on February 27, 2015, the Partnership requested that the NYSE file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist and deregister the Partnership Units under Section 12(b) of the Securities Exchange Act of 1934, as amended. The NYSE filed the Form 25 with the SEC on March 2, 2015. The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

Effective as of the closing of the Merger, each outstanding Partnership Unit (other than units held by the Partnership, TRC or any wholly-owned subsidiary of either one) was converted into the right to receive 0.1809 shares of TRC common stock, par value $0.001 per share (the “Stock Consideration”), and $9.12 in cash, without interest (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”).

All outstanding Partnership equity awards, whether vested or unvested, were adjusted in connection with the Distribution on the terms and conditions set forth in an Employee Matters Agreement and were then settled as follows.

•	Each adjusted outstanding Partnership option and Partnership phantom unit award, whether vested or unvested, held by a person who become an employee of ATLS became fully vested (to the extent not vested) and was cancelled and converted into the right to receive the Merger Consideration in respect of each Partnership Unit underlying the Partnership option or phantom unit award (in the case of options, net of the applicable exercise price).

•	Each outstanding vested Partnership option held by an employee of the companies being transferred to TRC or TRP (a “Midstream Employee”) in connection with the Merger was cancelled and converted into the right to receive the Merger Consideration in respect of each Partnership Unit underlying the vested Partnership option, net of the applicable exercise price.

•	Each outstanding unvested Partnership option and each outstanding Partnership phantom unit award held by a Midstream Employee was cancelled and converted into the right to receive (1) the Cash Consideration in respect of each Partnership Unit underlying such Partnership option or phantom unit award and (2) a TRC restricted stock unit award with respect to a number of shares of TRC common stock equal to the product of the Stock Consideration multiplied by the number of Partnership Units underlying such Partnership option or phantom unit award (in the case of options, net of the applicable exercise price).

Item 5.01	Changes in Control of Registrant.

The information provided in the Introductory Note and Item 5.02 to this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Merger, TRC will pay a total of approximately $515 million in cash and issue approximately 10.1 million shares of TRC common stock to former unitholders and equity award holders of the Partnership, and will reserve approximately 81,740 shares of TRC common stock for issuance in respect of the Partnership equity awards replaced by TRC restricted stock unit awards in the Merger. TRC’s source of funds for the Merger Consideration includes shares of TRC common stock and the proceeds of certain debt financings consummated by TRC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the officers and directors of the Partnership GP prior to the Merger (including those directors who previously submitted their conditional resignation) ceased to serve as officers and directors of the Partnership GP.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated February 26, 2015, by and among Atlas Energy, L.P., Atlas Energy GP, LLC and Atlas Energy Group, LLC.*

2.2	Employee Matters Agreement, dated February 26, 2015, by and among Atlas Energy, L.P., Atlas Energy GP, LLC and Atlas Energy Group, LLC.*

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS ENERGY, L.P.

	By:	Atlas Energy GP, LLC, its general partner

March 3, 2015	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated February 26, 2015, by and among Atlas Energy, L.P., Atlas Energy GP, LLC and Atlas Energy Group, LLC*

2.2	Employee Matters Agreement, dated February 26, 2015, by and among Atlas Energy, L.P., Atlas Energy GP, LLC and Atlas Energy Group, LLC*

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.